EXHIBITEXHIBITEXHIBIT 99.2 99.2 99.2 Avantara Crown Point (Parker, CO) Downey Care Center (Downey, CA)

Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iii) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (iv) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (v) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vi) access to debt and equity capital markets; (vii) fluctuating interest rates; (viii) the ability to retain our key management personnel; (ix) the ability to maintain our status as a real estate investment trust (“REIT”); (x) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2018, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. Information in this supplement is provided as of June 30, 2019, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including2 forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

Table of Contents

Company Profile	3
CareTrust at a Glance	4
Investments	5
Portfolio Overview	
Portfolio Performance	6
Tenant Summary	7
Rent Diversification by Tenant	8
Geographic Diversification	9
Rent Diversification by State	10
Lease Maturities	11
Financial Overview	
Consolidated Income Statements	13
Reconciliation of EBITDA, FFO and FAD	14
Consolidated Balance Sheets	16
Key Debt Metrics	17
Debt Summary	18
2019 Guidance	19
Equity Capital Transactions	20
Other Financial Highlights	21
Glossary	22

Contact Information

CareTrust REIT, Inc.
905 Calle Amanecer, Suite 300
San Clemente, CA 92673
(949) 542-3130 | ir@caretrustreit.com
www.caretrustreit.com

Transfer Agent
Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
(800) 733-1121 | shareholder@broadridge.com

Company Profile

CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses.

Since its debut as a standalone public company on June 1, 2014, and as of August 6, 2019, CareTrust REIT has expanded its tenant roster to 22 operators, and has grown its real estate portfolio to 213 net-leased healthcare properties and three operated seniors housing properties across 28 states, consisting of 21,686 operating beds/units. As of August 6, 2019, we also had other real estate investments consisting of one preferred equity investment and two mortgage loans receivable.

Management

Greg Stapley
Chairman and Chief Executive Officer

Bill Wagner
Chief Financial Officer

Dave Sedgwick
Chief Operating Officer

Mark Lamb
Chief Investment Officer

Board of Directors

Greg Stapley
Chairman

Diana Laing

Jon Kline

Allen Barbieri

Spencer Plumb

Analyst Coverage

KeyBanc Capital Markets
Jordan Sadler | (917) 318-2280

Raymond James
Jonathan Hughes | (727) 567-2438

Wells Fargo Securities
Todd Stender | (562) 637-1371

RBC Capital Markets
Michael Carroll | (440) 715-2649

Stifel, Nicolaus & Company
Chad Vanacore | (518) 587-2581

BMO Capital Markets
John Kim | (212) 885-4115

CapitalOne Securities
Dan Bernstein | (571) 835-7202

JMP Research
Peter Martin | (415) 835-8904

3

Expertise. Partnership. Growth.

CareTrust REIT, Inc. Nasdaq: CTRE Market Data (as of June 30, 2019) Closing Price: $23.78 52 Week Range: $25.54– $16.29 Market Cap: $2,273M Enterprise Value: $2,815M Outstanding Shares: 95.6M 213 28 States Credit Ratings Properties Credit Ratings S&P S&PCorporate Rating: B+ (positive) CorporateSenior Unsecured Rating: BB-Notes: (positive) BB- Senior Unsecured Notes: BB Moody’s 22 Operators Moody’sCorporate Rating: B1 (positive) CorporateSenior Unsecured Rating: Ba2Notes: (stable) B1 21,686 $1,740.3 M Senior Unsecured Notes: Ba2 Operating Investments Beds/Units Note: 44 Amounts are as of June 30, 2019 and exclude our three operated seniors housing properties, one preferred equity investment and two mortgage loans receivable.

Investments

(dollars in thousands)

Date	Operator	Property Type	Location	Facilities	Initial Investment[1]	Initial Operating Bed/Unit [2]	Cost per Bed/Unit [3]	Initial Rent [4]	Initial Yield [5]
6/1/2014	**The Ensign Group**	**ALF, SNF, Campus**	**Various**	**94**	**$ 501,673**	**10,053**	**$ 50**	**$ 56,000**	**N/A**
2014 Investments				**6**	**33,609**	**157**	**166**	**3,076**	**9.2 %**
2015 Investments				**20**	**233,028**	**1,840**	**127**	**22,263**	**9.6 %**
2016 Investments				**35**	**288,023**	**2,800**	**101**	**26,084**	**9.1 %**
2017 Investments				**36**	**309,805**	**3,324**	**92**	**28,000**	**9.0 %**
2018 Investments				**12**	**111,950**	**1,103**	**101**	**9,955**	**8.9 %**
01/31/2019	WLC Management	Campus	IL	1	8,940	128	70	854	9.6 %
02/11/2019	Covenant Care	SNF	CA	4	43,938	492	89	3,983	9.1 %
02/11/2019	Covenant Care[7]	SNF	IL	5	11,389	440	26	1,025	9.0 %
04/01/2019	PMG and Southwest LTC ("Project Gulf Coast")	SNF, Campus	LA/TX	12	214,958	1,734	124	19,030	8.9 %
05/01/2019	Next Gen P, LLC	SNF	TX	1	10,035	118	85	900	9.0 %
06/18/2019	Cascadia Healthcare	SNF	ID	1	16,198	99	164	1,450	9.0 %
2019 Investments				**24**	**305,458**	**3,011**	**114**	**27,242**	**8.9 %**
Total Post Spin-off Investments[6]				133	1,281,873	12,235	107	116,620	**9.1 %**
Total Investments[6]				227	$ 1,783,546	22,288	$ 81	$ 172,620	

Notes:
[1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT's purchase price and transaction costs.
[2] Initial Operating Beds/Units as of the acquisition date.
[3] Total Cost per Bed/Unit excludes preferred equity investments and two mortgage loans receivable.
[4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments and excludes ground lease income.
[5] Initial Yield represents Initial Rent divided by Initial Investment.
[6] All amounts exclude our three operated seniors housing properties and, except as otherwise indicated, include the preferred equity investments and two mortgage loans receivable.
[7] Term loan secured by first mortgages on five skilled nursing facilities owned and operated by Covenant Care subsidiaries.

5

Expertise. Partnership. Growth.

Portfolio Performance

(dollars in thousands)

Asset Type	Facilities	Operating Beds/Units	Investment [1]	% of Total Investment	Rent [2]	% of Total Rent	Current Yield [3]
	As of June 30, 2019						
Skilled Nursing	156	15,754	$1,268,911	72.9%	$129,114	74.4%	10.2%
Multi-Service Campus	21	3,115	249,472	14.3%	24,692	14.2%	9.9%
Seniors Housing	36	2,817	221,933	12.8%	19,763	11.4%	8.9%
Total Net-Leased Assets [4]	213	21,686	$1,740,316	100.0%	$173,569	100.0%	10.0%

Asset Type	Total Portfolio For the twelve-month period ended March 31, 2019 [5]			Total Portfolio less The Ensign Group & Transitioned Facilities[6] For the twelve-month period ended March 31, 2019 [5]		
	EBITDAR Coverage	EBITDARM Coverage	Occupancy	EBITDAR Coverage	EBITDARM Coverage	Occupancy
Skilled Nursing	1.81x	2.37x	77.7%	1.43x	1.91x	78.4%
Multi-Service Campus	1.72x	2.16x	78.0%	1.49x	1.86x	76.5%
Seniors Housing	1.22x	1.44x	83.6%	0.98x	1.15x	86.1%
Total	1.72x	2.21x	78.6%	1.35x	1.76x	79.5%

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents June 2019 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income.

[3] Current Yield represents Rent divided by Investment.

[4] All amounts exclude our three operated seniors housing properties, one preferred equity investment and two mortgage loans receivable.

[5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect.

[6] Transitioned facilities include 16 Pristine Senior Living facilities transitioned in December 2017 & May 2018, 4 Better Senior Living facilities transitioned in December 2017 and 2 OnPointe Health facilities transitioned in May 2018.

See "Glossary" for additional information.

6

Expertise. Partnership. Growth.

Tenant Summary 7

Rent Diversification by Tenant

(dollars in thousands)

	As of June 30, 2019					
	Facilities	Operating Beds/Units	Investment[1]	% of Total Investment	Rent[2]	% of Total Rent
1 The Ensign Group	93	9,923	510,121	29.3%	60,998	35.1%
2 Priority Management Group	15	2,145	296,809	17.1%	26,968	15.5%
3 Trillium Healthcare Group	18	1,362	128,778	7.4%	11,879	6.8%
4 Cascadia Healthcare	12	1,013	102,367	5.9%	9,626	5.5%
5 Trio Healthcare	7	672	89,442	5.1%	8,890	5.1%
Total Top 5 Tenants	**145**	**15,115**	**1,127,517**	**64.8%**	**118,361**	**68.0%**
6 Providence Group	4	654	83,743	4.8%	7,760	4.5%
7 Covenant Care	6	791	69,478	4.0%	6,523	3.8%
8 Eduro Healthcare, LLC	6	752	70,760	4.1%	6,456	3.7%
9 Premier Senior Living Group	8	385	68,564	3.9%	6,290	3.6%
10 WLC Management	8	772	46,363	2.7%	4,725	2.8%
Total Top 10 Tenants	**177**	**18,469**	**1,466,425**	**84.3%**	**150,115**	**86.4%**
All Other Tenants	**36**	**3,217**	**273,891**	**15.7%**	**23,454**	**13.6%**
Total [3]	**213**	**21,686**	**$ 1,740,316**	**100.0%**	**$ 173,569**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents June 2019 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income.

[3] All amounts exclude our three operated seniors housing properties, one preferred equity investment and two mortgage loans receivable.

8

Expertise. Partnership. Growth.

Top Five States OH: 9.9% LA: 9.0% ID: 7.1% CA: 18.9% TX: 18.5% 1 ALF Run-Rate Rent Run-Rate Others: 36.6% 1 ALF OH: 11.2% LA: 10.1% CA: 16.6% ID: 6.8% 1 SNF TX: 18.0% Investment Others: 37.3% OH: 6.8% LA: 5.4% ID: 6.2% CA: 16.7% TX: 21.3% Beds/Units Others: 43.6% 9

Rent Diversification by State

(dollars in thousands)

Net-Leased Assets by State	Facilities	Operating Beds/Units		Investment[1]	% of Total Investment		Rent[2]	% of Total Rent
	As of June 30, 2019							
1 California	30	3,624	$	289,759	16.6%	$	32,808	18.9%
2 Texas	37	4,628		313,406	18.0%		32,043	18.5%
3 Ohio	16	1,484		194,462	11.2%		17,227	9.9%
4 Louisiana	8	1,164		175,211	10.1%		15,600	9.0%
5 Idaho	16	1,349		117,801	6.8%		12,237	7.1%
Top 5 States	**107**	**12,249**		**1,090,639**	**62.7%**		**109,915**	**63.4%**
6 Arizona	10	1,327		60,753	3.5%		9,397	5.4%
7 Michigan	10	669		76,624	4.4%		7,116	4.1%
8 Washington	12	1,032		61,730	3.5%		6,512	3.8%
9 Utah	12	1,248		77,322	4.4%		6,307	3.6%
10 Colorado	7	770		60,435	3.5%		5,990	3.5%
Top 10 States	**158**	**17,295**		**1,427,503**	**82.0%**		**145,237**	**83.8%**
All Other States	**55**	**4,391**		**312,813**	**18.0%**		**28,332**	**16.2%**
Total[3]	**213**	**21,686**	**$**	**1,740,316**	**100.0%**	**$**	**173,569**	**100.0%**

Notes:

[1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT's cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any.

[2] Rent represents June 2019 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income.

[3] All amounts exclude our three operated seniors housing properties, one preferred equity investment and two mortgage loans receivable.

10

Expertise. Partnership. Growth.

Lease Maturities (dollars in thousands) As of June 30, 2019 Lease Maturity % of Total % of Total Year[1] Investment[2] Investment Rent[3] Rent 2026 58,157 3.3% 6,733 3.9% 2027 55,929 3.2% 5,974 3.4% 2028 79,914 4.6% 8,123 4.7% 2029 152,333 8.8% 13,624 7.8% 2030 283,398 16.3% 25,652 14.8% 2031 535,164 30.8% 50,553 29.1% 2032 216,923 12.5% 22,715 13.1% 2033 235,305 13.5% 28,046 16.2% 2034 123,193 7.0% 12,149 7.0% Total[4] $ 1,740,316 100.0% $ 173,569 100.0% Providence Orangetree (Riverside, CA) Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [3] Rent represents June 2019 rent, annualized and excludes ground lease income. [4] All amounts exclude our three operated seniors housing properties, one preferred equity investment and two mortgage loans receivable. 29.1% 14.8% 16.2% 13.1% of Rent 7.8% 7.0% % 3.9% 3.4% 4.7% 2026 2027 2028 2029 2030 2031 2032 2033 2034 Lease Maturity Year 11

12

Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Revenues: Rental income $ 44,123 $ 34,708 $ 82,470 $ 68,524 Tenant reimbursements[1] — 3,016 — 5,984 Independent living facilities 887 845 1,747 1,644 Interest and other income 1,191 400 1,642 918 Total revenues 46,201 38,969 85,859 77,070 Expenses: Depreciation and amortization 13,437 11,299 25,339 22,876 Interest expense 7,285 7,285 14,145 14,377 Property taxes 456 3,016 1,282 5,984 Independent living facilities 719 744 1,426 1,460 General and administrative 4,606 3,358 7,916 6,550 Total expenses 26,503 25,702 50,108 51,247 Other income: Gain on sale of real estate — — — 2,051 Net income $ 19,698 $ 13,267 $ 35,751 $ 27,874 Earnings per common share: Basic $ 0.21 $ 0.17 $ 0.39 $ 0.36 Diluted $ 0.21 $ 0.17 $ 0.39 $ 0.36 Weighted-average number of common shares: Basic 94,036 76,374 91,039 75,941 Diluted 94,036 76,374 91,039 75,941 Dividends declared per common share $ 0.225 $ 0.205 $ 0.45 $ 0.41 Notes: [1] Prior to the adoption of the ASU 842, we recognized tenant recoveries as tenant reimbursement revenues regardless of whether the third party was paid by the lessor or lessee. In the three and six months ended June 30, 2019, we recognized real estate taxes of $0.5 million and $1.3 million, respectively, which were paid by us directly to third parties and classified as rental income on our condensed consolidated income statement. 13

Reconciliation of EBITDA, FFO and FAD Quarter Quarter Ended Quarter Quarter Quarter Ended September 30, Ended Ended Ended (amounts in thousands, except per share data) June 30, 2018 2018 December 31, 2018 March 31, 2019 June 30, 2019 Net income $ 13,267 $ 14,510 $ 15,539 $ 16,053 $ 19,698 Depreciation and amortization 11,299 11,351 11,539 11,902 13,437 Interest expense 7,285 6,805 6,678 6,860 7,285 Amortization of stock-based compensation 924 988 1,032 994 1,147 EBITDA 32,775 33,654 34,788 35,809 41,567 Normalized EBITDA $ 32,775 $ 33,654 $ 34,788 $ 35,809 $ 41,567 Net income $ 13,267 $ 14,510 $ 15,539 $ 16,053 $ 19,698 Real estate related depreciation and amortization 11,265 11,330 11,520 11,884 13,421 Funds from Operations (FFO) 24,532 25,840 27,059 27,937 33,119 Normalized FFO $ 24,532 $ 25,840 $ 27,059 $ 27,937 $ 33,119 See Glossary for additional information. 14

Reconciliation of EBITDA, FFO and FAD (continued) Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended (amounts in thousands, except per share data) June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Net income $ 13,267 $ 14,510 $ 15,539 $ 16,053 $ 19,698 Real estate related depreciation and amortization 11,265 11,330 11,520 11,884 13,421 Amortization of deferred financing fees 484 484 486 541 487 Amortization of stock-based compensation 924 988 1,032 994 1,147 Straight-line rental income (342) (698) (702) (463) (474) Funds Available for Distribution (FAD) 25,598 26,614 27,875 29,009 34,279 Normalized FAD $ 25,598 $ 26,614 $ 27,875 $ 29,009 $ 34,279 FFO per share $ 0.32 $ 0.32 $ 0.32 $ 0.32 $ 0.35 Normalized FFO per share $ 0.32 $ 0.32 $ 0.32 $ 0.32 $ 0.35 FAD per share $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.36 Normalized FAD per share $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.36 Diluted weighted average shares outstanding [1] 76,545 81,687 84,324 88,266 94,292 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See Glossary for additional information. 15

Consolidated Balance Sheets (dollars in thousands) June 30, 2019 December 31, 2018 Assets: Real estate investments, net $ 1,482,040 $ 1,216,237 Other real estate investments, net 26,725 18,045 Cash and cash equivalents 2,629 36,792 Accounts and other receivables, net 9,705 11,387 Prepaid expenses and other assets 6,947 8,668 Deferred financing costs, net 3,513 633 Total assets $ 1,531,559 $ 1,291,762 Liabilities and Equity: Senior unsecured notes payable, net $ 295,532 $ 295,153 Senior unsecured term loan, net 198,608 99,612 Unsecured revolving credit facility 45,000 95,000 Accounts payable and accrued liabilities 12,665 15,967 Dividends payable 21,617 17,783 Total liabilities 573,422 523,515 Equity: Common stock 951 859 Additional paid-in capital 1,161,144 965,578 Cumulative distributions in excess of earnings (203,958) (198,190) Total equity 958,137 768,247 Total liabilities and equity $ 1,531,559 $ 1,291,762 16

Key Debt Metrics Net Debt to Normalized EBITDA [1][2] Net Debt to Enterprise Value [3] 36.5% 4.6 4.6 4.5 4.4 30.8% 30.5% 4.1 28.8% 3.7 24.1% 24.7% 24.2% 3.6 22.3% 3.5 20.2% 3.3 3.3 3.3 18.1% 19.1% 6 7 7 7 7 8 8 8 8 9 9 6 7 7 7 7 8 8 8 8 9 9 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 1 1 0 0 1 1 0 0 1 1 0 1 1 0 0 1 1 0 0 1 1 0 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 2 3 6 9 2 3 6 9 2 3 6 2 3 6 9 2 3 6 9 2 3 6 1 1 1 1 1 1 [1] Net Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented. [3] Net Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. 17

Debt Summary (dollars in thousands) June 30, 2019 Interest Maturity % of Deferred Net Carrying Debt Rate Date Principal Principal Loan Costs Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 55.0% $ (4,468) $ 295,532 Floating Rate Debt Senior unsecured term loan 3.911% [1] 2026 200,000 36.7% (1,392) 198,608 Unsecured revolving credit facility 3.502% [2] 2024 [3] 45,000 8.3% — [4] 45,000 3.836% 245,000 45.0% (1,392) 243,608 Total Debt 4.614% $ 545,000 100.0% $ (5,860) $ 539,140 Debt Maturity Schedule $300,000 $200,000 $45,000 Principal 2019 2020 2021 2022 2023 2024 2025 2026 Debt Maturity Year Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%. [2] Funds can be borrowed at applicable LIBOR plus 1.10% to 1.55% or the Base Rate (as defined) plus 0.10% to 0.55%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. 18

2019 Guidance (shares in thousands) Low High Net income $ 0.69 $ 0.71 Real estate related depreciation and amortization 0.56 0.56 Impairment of real estate investment 0.08 0.08 Funds from Operations (FFO) 1.33 1.35 Write-off accounts and straight-line rent receivable 0.02 0.02 Normalized FFO $ 1.35 $ 1.37 Net income $ 0.69 $ 0.71 Real estate related depreciation and amortization 0.56 0.56 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.05 0.05 Straight-line rental income (0.02) (0.02) Impairment of real estate investment 0.08 0.08 Funds Available for Distribution (FAD) 1.38 1.40 Write-off accounts and straight-line rent receivable 0.02 0.02 Normalized FAD $ 1.40 $ 1.42 Weighted average shares outstanding: Diluted 93,431 93,431 See “Glossary” for additional information. 19

Equity Capital Transactions

Follow-On Equity Offering Activity

	2015	2016					2019	
		Q1	Q2	Q3	Q4	Total	Q1	Q2[2]
Number of Shares (000s)	**16,330**	—	9,775	—	6,325	**16,100**	—	6,641
Public Offering Price per Share	**$ 10.50**	$ —	$ 11.35	$ —	$ 13.35	**$ 12.14** [1]	$ —	$ 23.35
Gross Proceeds (000s)	**$ 171,465**	$ —	$ 110,946	$ —	$ 84,439	**$ 195,385**	$ —	$ 155,073

At-the-Market Offering Activity

	2016	2017	2018	2019[3]		
				Q1	Q2	Total
Number of Shares (000s)	**924**	**10,574**	**10,265**	2,459	—	**2,459**
Average Price per Share	**$ 15.31**	**$ 16.43**	**$ 17.76**	$ 19.48	$ —	**$ 19.48**
Gross Proceeds (000s)	**$ 14,147**	**$ 173,760**	**$ 182,321**	$ 47,893	$ —	**$ 47,893**

Notes:

[1] Represents average offering price per share for follow-on equity offerings.

[2] On April 15, 2019, we completed an underwritten public offering pursuant to which we sold 6,641,250 shares of our common stock, par value $0.01 per share, at an initial price to the public of $23.35, including 866,250 shares of common stock sold pursuant to the full exercise of an option to purchase additional shares of common stock granted to the underwriters, resulting in approximately $149.0 million in net proceeds, after deducting the underwriting discount and offering expenses.

[3] In connection with the entry into the equity distribution agreement and the commencement of the new $300.0 million ATM Program in March 2019 (the "New ATM Program") our "at-the-market" equity offering program pursuant to our prior equity distribution agreement, dated as of May 17, 2017, was terminated. There was no New ATM Program activity for the three and six months ended June 30, 2019. As of June 30, 2019, CareTrust REIT had $300.0 million available for future issuances under the New ATM Program.

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Expertise. Partnership. Growth.

Other Financial Highlights

CareTrust REIT

Dividend History



$0.185
$0.185
$0.185
$0.185
$0.205
$0.205
$0.205
$0.205
$0.225
$0.225
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/18
9/30/18
12/31/2018
3/31/2019
6/30/2019

Normalized FFO Payout Ratio [1][2]



63.8%
66.1%
66.1%
59.7%
64.1%
64.1%
64.1%
64.1%
70.3%
64.3%
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019

Normalized FFO per Share [2]



$0.29
$0.28
$0.28
$0.31
$0.32
$0.32
$0.32
$0.32
$0.32
$0.35
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
03/31/2019
6/30/2019

Normalized FFO [2]



$19,331
$20,622
$21,028
$23,639
$24,105
$24,532
$25,840
$27,059
$27,937
$33,119
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
03/31/2019
6/30/2019

Notes:

[1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter.

[2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented.

See "Glossary" for additional information.

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Expertise. Partnership. Growth.

Glossary

CareTrust REIT

Assisted Living Facilities ("ALFs")

Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer's disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.

EBITDA

Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1]

EBITDAR

Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues).

EBITDAR Coverage

Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended March 31, 2019. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust REIT's underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation.

EBITDARM

Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues).

EBITDARM Coverage

Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended March 31, 2019. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust REIT's underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation.

Enterprise Value

Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date.

Funds Available for Distribution ("FAD")

FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2]

Funds from Operations ("FFO")

Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

Independent Living Facilities ("ILFs")

Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security.

Glossary

CareTrust REIT

Multi-Service Campus
Facilities that include a combination of Skilled Nursing beds and Seniors Housing units.

Normalized EBITDA
EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, losses on the extinguishment of debt, certain deferred preferred returns, reserve for advances and deferred rent and gains or losses from dispositions of real estate or other real estate.[1]

Normalized FAD
FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain reserves for advances and deferred rent, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2]

Normalized FFO
FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain reserves for advances and deferred rent, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2]

Occupancy
A facility's occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended March 31, 2019; provided that Occupancy for any facility acquired during such twelve-months period may be normalized.

Seniors Housing
Includes ALFs, ILFs, dedicated memory care facilities and similar facilities.

Skilled Nursing or Skilled Nursing Facilities ("SNFs")
Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy.

Notes:

[1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company's ability to fund capital expenditures or make payments on its indebtedness. Further, the Company's computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.

[2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company's liquidity or operating performance.

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Expertise. Partnership. Growth.

Cascadia of Nampa (Nampa, ID)